Exhibit 10.27

1847 Asien Inc.

1801 Piner Road
Santa Rosa, CA 95403

April 6, 2023

Joerg Christian Wilhelmsen and Susan Kay Wilhelmsen,

as Trustees of the Wilhelmsen Family Trust, U/D/T dated May 1, 1992
123 Barrio Way
Windsor, CA 95492

Attn: Joerg Christian Wilhelmsen and Susan Kay Wilhelmsen

Mr. and Ms. Wilhelmsen:

Reference is made to that certain 6% Amortizing Promissory Note, dated July 29, 2020 (as amended to the date hereof, the “Note”) by and between 1847 Asien Inc., a Delaware corporation (the “Company”) and you (the “Holder”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Note.

The Company and the Holder desire and agree to amend the Note as follows: (i) Section 1 of the Note is hereby amended such that Unamortized Principal with all accrued but unpaid interest thereon and related amendment fee shall be payable in accordance with the schedule set forth on Exhibit A hereto; and (ii) the Maturity Date is hereby extended to July 30, 2023. The parties hereto agree that the amendments described above are effective retroactively to October 20, 2022.

[Signature page follows]

By signing below, the Holder hereby consents and agrees to amend the terms of the Note and agrees to the Amendment Fee as consideration therefor, as set forth herein.

Very truly yours,

1847 Asien Inc.

By:	/s/ Ellery Roberts
Name:	Ellery Roberts
Title:	Executive Chairman

AGREED, CONSENT TO AND ACKNOWLEDGED:

Joerg Christian Wilhelmsen and Susan Kay Wilhelmsen, as Trustees
of the Wilhelmsen Family Trust, U/D/T dated May 1, 1992

By:	/s/ Joerg Christian Wilhelmsen
Name:	Joerg Christian Wilhelmsen
Title:	Trustee

By:	/s/ Susan Kay Wilhelmsen
Name:	Susan Kay Wilhelmsen
Title:	Trustee

EXHIBIT A
PAYMENT SCHEDULE

Payment Date	Payment Amount		Principal	Interest	Balance Due
April 7, 2023	$67,421		$0	$67,421	$682,733	*
June 30, 2023	$306,253		$256,159	$50,094
July 30, 2023	$309,059		$306,252	$2,807
July 30, 2023	$84,362	**
TOTAL:	$767,095

*	Balance includes accrued but unpaid through July 30, 2023

**	Amendment fee representing 15% of the Unamortized Principal, payable on July 30, 2023

3